UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
37th Floor
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617)
516-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On July 2, 2025 (the “Reset Date”), BCC Middle Market CLO
2019-1,
Ltd. (the “CLO Issuer”) and BCC Middle Market CLO
2019-1
Co-Issuer,
LLC (the “CLO
Co-Issuer”
and together with the CLO Issuer, the “CLO Issuers”), both indirect, wholly-owned, consolidated subsidiaries of Bain Capital Specialty Finance, Inc. (the “Company”), closed the refinancing of a $430,250,000 term debt securitization in the form of a collateralized loan obligation (the “CLO Reset Transaction”).
The CLO Reset Transaction was executed through the issuance by the CLO Issuers of the following classes of notes pursuant that certain second amended and restated indenture (as amended, modified or supplemented from time to time, the “Amended and Restated Indenture”), dated as of the Reset Date, by and among the CLO Issuer, the
Co-Issuer,
and Wells Fargo Bank, National Association, as trustee (the “Trustee”): (i) $232,000,000 of AAA(sf)
Class A-1-RR
Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.45% (the
“Class A-1-RR
Notes”); (ii) $16,000,000 of AAA(sf) of
Class A-2-RR
Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.60% (the
“Class A-2-RR
Notes”); (iii) $24,000,000 of AA(sf) of
Class A-3-RR
Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.85% (the
“Class A-3-RR
Notes”); (iv) $32,000,000 of A(sf)
Class
B-RR
Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 2.35% (the
“Class B-RR
Notes”); and (vi) $24,000,000 of BBB(sf)
Class C-RR
Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 3.35% (the
“Class C-RR
Notes”, and, together with the
Class A-1-RR
Notes, the
Class A-2-RR
Notes and the
Class B-RR
Notes, the “Replacement Notes”).
The CLO Reset Transaction is backed by a diversified portfolio of middle-market commercial loans. The Replacement Notes will mature on July 15, 2036; however, the Replacement Notes may be redeemed by the CLO Issuers, at the direction of the CLO Issuer with the consent of the Company, in its capacity as portfolio manager and retention holder, on any business day after July 2, 2026. The Company continues to act as retention holder in connection with the CLO Reset Transaction for the purposes of satisfying certain U.S., U.K. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to continue to retain a portion of the preferred shares issued by the CLO Issuer (the “Interests”). The Replacement Notes were 100% funded at closing. The Company continues to retain 100% of the Interests.
The CLO Issuer intends to use the proceeds from the CLO Reset Transaction to, among other things, purchase certain loans (“Collateral Obligations”) from time to time on and after the Reset Date from the Company pursuant to a loan sale agreement entered into on August 28, 2019 (the “Loan Sale Agreement”) among the Company and the CLO Issuer. Under the terms of the Loan Sale Agreement that provide for the sale of Collateral Obligations to the CLO Issuer, the Company will transfer to the CLO Issuer, a portion of its ownership interest in the Collateral Obligations securing the Replacement Notes for the purchase price and other consideration set forth in the Loan Sale Agreement from time to time after the Reset Date. Following these transfers, the CLO Issuer, and not the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.
The Replacement Notes are the secured obligation of the CLO Issuers, and the obligations of the CLO Issuers under the Replacement Notes are non-recourse
to the Company. The Amended and Restated Indenture governing the Replacement Notes include customary covenants and events of default. The Replacement Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
The Company continues to serve as portfolio manager to the CLO Issuer pursuant to a second amended and restated portfolio management agreement entered into on the Reset Date (the “Amended and Restated Portfolio Management Agreement”) and has agreed to irrevocably waive all portfolio management fees payable pursuant to the Amended and Restated Portfolio Management Agreement.

The above description of the documentation related to the CLO Reset Transaction and other arrangements entered into on the Reset Date contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the Amended and Restated Indenture and the Amended and Restated Portfolio Management Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively, and each incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Indenture, dated as of July 2, 2025, by and among BCC Middle Market CLO 2019-1, Ltd., as issuer, BCC Middle Market CLO 2019-1 Co-Issuer, LLC, as co-issuer, and Wells Fargo Bank, National Association, as trustee.

10.2	Second Amended and Restated Portfolio Management Agreement, dated as of July 2, 2025, by and between BCC Middle Market CLO 2019-1, Ltd., as issuer, and Bain Capital Specialty Finance, Inc., as portfolio manager.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: July 7, 2025	By:	/s/ Adriana Rojas Garzón
	Name:	Adriana Rojas Garzón
	Title:	Vice President